                                                                   EXHIBIT 10(N)

NationsBank
NationsBank of Texas, N.A.
________________________________________________________________________________



                                FOURTH AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT


     This Fourth Amendment to Financing and Security Agreement is executed and entered into by COMPUCOM SYSTEMS, INC. ("Borrower") and NATIONSBANK OF TEXAS, N.A. ("Lender"), effective as of the 1st day of October, 1995, as follows:


                                    RECITALS
                                    --------

     Borrower and Lender are parties to the certain Financing and Security Agreement dated effective as of August 4, 1993, as amended by (i) the First Amendment to Financing and Security Agreement dated effective as of March 31, 1994 (the "First Amendment"), (ii) the Second Amendment to Financing and Security Agreement dated effective as of December 12, 1994 and (iii) the Third Amendment to Financing and Security Agreement dated effective as of April 26, 1995 (collectively the "Financing and Security Agreement").

     Borrower and Lender have agreed to amend the Financing and Security Agreement as provided herein.

     NOW THEREFORE, premises considered, for value received, Borrower and Lender hereby agree as follows:

     1. Each of the following definitions contained in ARTICLE I ("DEFINITIONS") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

     1.68 "LIBOR FIXED RATE" means the Adjusted LIBOR Rate plus one and one-half percent (1.50%) per annum.

     "1.13 "CONTRACT RATE" means, on any day, a floating annual rate of interest calculated on the basis of actual days elapsed but computed as if each year consists of 360 days, equal to the sum of the Prime Rate effective as of the first day of the calendar month in which such day falls plus zero percent (0.00%). Upon written notification to Borrower at any time when any Event of Default exists, the Contract Rate otherwise applicable hereunder shall automatically increase by an additional two percent (2.0%) per annum, beginning on the effective date specified in such written notice (which shall be on or after the date on which any such Event of Default shall have first occurred) and continuing thereafter for so long as any such Event of Default remains uncured or until Lender may agree otherwise.

     2. Paragraph 3.8 of the Financing and Security Agreement hereby is amended such that, in the fourth sentence thereof, the phrase "two (2) Business Days" shall be deemed to read "one (1) Business Day".

     3. The following items shall be delivered to Lender prior to or simultaneously with execution and delivery of this Fourth Amendment:

          (a) A certificate signed by the corporate secretary of Borrower (i) certifying to Lender that its Certificate of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Secretary's Certificate dated May 9, 1995 previously delivered to Lender, and that the officers of Borrower specified therein are duly elected, qualified and acting in the capacities therein stated, as of the effective date hereof and (ii) attaching and certifying resolutions duly adopted by the board of directors of Borrower, or a duly authorized executive committee thereof, authorizing this Fourth Amendment and the transactions evidenced hereby, and authorizing and directing one or more named officers of Borrower to execute and deliver this Fourth Amendment, and all related documentation required by Lender, on behalf of Borrower, which certificate shall be in form satisfactory to Lender;

          (b) Amendments to Participation Agreements as may be required by Lender in connection with this Fourth Amendment, in form satisfactory to Lender;

          (c) Such other documentation as Lender may reasonably require in connection with the Financing and Security Agreement or this Fourth Amendment.

     5. In consideration of this Fourth Amendment, Borrower represents to Lender that (i) no Event of Default, or other event or condition which would be the subject of a required notice under paragraph 6.14 of the Financing and Security Agreement, is in existence as of the effective date hereof, (ii) each of
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the representations and warranties contained in the following paragraphs of the
Financing and Security Agreement are true and correct as of the effective date of this Fourth Amendment: paragraphs 3.3, paragraph 3.4, and paragraph 5.1 through paragraph 5.18. Borrower hereby ratifies and confirms the Financing and Security Agreement as being and continuing in full force and effect, as amended by this Fourth Amendment.

     6. This Fourth Amendment (i) shall be deemed effective prospectively as of the effective date specified in the preamble, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
     -------------------------------------------------------------------------
     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
     --------------------------------------------------------------------
     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
     -----------------------------------------------------------------------
     AGREEMENTS BETWEEN THE PARTIES.
     ------------------------------

     EXECUTED as of the effective date specified in the preamble.

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ Sally Pershica
                                         ------------------
                                         Sally Pershica
                                         Senior Vice President

                                    COMPUCOM SYSTEMS, INC.


                                    By:  /s/ Robert J. Boutin
                                         --------------------
                                         Robert J. Boutin
                                         Senior Vice President, Finance
                                         and Chief Financial Officer



                            CONSENT BY PARTICIPANTS
                            -----------------------

     Each of the undersigned consents to Borrower's and Lender's execution of the above Fourth Amendment to Financing and Security Agreement:


BARNETT BANK OF TAMPA                       MIDLANTIC BANK, N.A.


By:______________________________           By:______________________________
Name:____________________________           Name:____________________________
Title:___________________________           Title:___________________________

NATIONAL CANADA FINANCE CORP.               UNION BANK


By:______________________________           By:______________________________
Name:____________________________           Name:____________________________
Title:___________________________           Title:___________________________


SANWA BUSINESS CREDIT CORPORATION           THE DAIWA BANK, LTD.


By:______________________________           By:______________________________
Name:____________________________           Name:____________________________
Title:___________________________           Title:___________________________


                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________

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THE STATE OF TEXAS           (S)

COUNTY OF DALLAS             (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Sally Pershica, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 6th day of December 1995.

                                             /s/ Paula N. Potcinske
                                             ----------------------------------
                                             NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:

---------------------                        ----------------------------------
                                             (Printed Name of Notary)

                                             [NOTARY SEAL APPEARS HERE]




THE STATE OF TEXAS           (S)

COUNTY OF DALLAS             (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Robert J. Boutin, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said COMPUCOM SYSTEMS, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 4th day of October 1995.

                                             /s/ M. Patricia Tarkington
                                             ----------------------------------
                                             NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
      4/1/98                                 M. Patricia Tarkington
---------------------                        ----------------------------------
                                             (Printed Name of Notary)

                                             [NOTARY SEAL APPEARS HERE]

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